UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2004
                          Veridicom International, Inc.
                          -----------------------------
                 (Exact name of registrant specified in charter)


      Delaware                      0-12382                   95-2577731
 --------------------      ------------------------     ----------------------
     (State of                 (Commission File             (IRS Employer
   Incorporation)                   Number)               Identification No.)


                          21 Water Street, Fifth Floor
                           Vancouver, British Columbia
                                     Canada
                                     ------
               (Address of principal executive offices) (Zip Code)


                                 (604) 696-0633
                                 --------------
              (Registrant's telephone number, including area code)




 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events and Required FD Disclosure.

         As previously disclosed by the Registrant in a Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the "SEC") on February 24, 2004, the Registrant's Quarterly Reports on Form 10-QSB for the periods ended 6/30/03 and 9/30/03 (collectively, the "Reports") were not reviewed by the Registrant's former independent accountant prior to filing with the SEC. AJ. Robbins, PC, the Registrant's new independent accountant, is endeavoring to complete a review of the Reports as soon as possible. The Registrant, at the direction of the Registrant's new Chief Executive Officer and Chief Financial Officer, intends to file amendments to the Reports following a review by AJ. Robbins, PC no later than March 31, 2004. Mr. Paul Mann and Mr. Bashir Jaffer were appointed Chief Executive Officer and Chief Financial Officer, respectively, of the Registrant on February 20, 2004 following consummation of the previously reported merger transaction with Cavio Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Veridicom International, Inc.

                                              By:      /s/ Paul Mann
                                                  -----------------------------
                                              Name:    Paul Mann
                                              Title:   Chief Executive Officer

Dated:  February 25, 2004